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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2004

Jostens Holding Corp.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	333-112055 (Commission File Number)	20-0049713 (IRS Employer Identification No.)
5501 American Boulevard West Minneapolis, Minnesota (Address of principal executive offices)	55432 (Zip Code)

Registrant's telephone number, including area code: (952) 830-3300

Not Applicable.
(Former name or former address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD.

        Attached as Exhibit 99.1 hereto and incorporated by reference herein is a presentation of certain information relating to the company, including information relating to the combination of Jostens, Inc., Von Hoffman Holdings Inc. and AHC I Acquisition Corp.

Item 9.01.    Financial Statements and Exhibits

  (a)
  Not Applicable.
  (b)
  Not Applicable.
  (c)
  Exhibits.

Exhibit No.	Description
99.1	Supplemental Regulation FD Disclosure dated September 10, 2004

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Jostens Holding Corp.
Date: September 10, 2004	By:	/s/ PAULA R. JOHNSON Name: Paula R. Johnson Title: Vice President, General Counsel and Corporate Secretary

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Supplemental Regulation FD Disclosure dated September 10, 2004*

*
This exhibit is furnished by the company and is not "filed" for purposes of Section 18 of the Exchange Act. See Item 7.01 and Item 9.01

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  Item 7.01. Regulation FD.
  Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX